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                                                                    Exhibit 10.3


                                SECOND AMENDMENT
                                       TO
                         AGREEMENT FOR PURCHASE AND SALE


         This Second Amendment to Agreement for Purchase and Sale ("Amendment") is entered into effective as of October 2, 2001 by and between Burnham Pacific Properties, Inc., a Maryland corporation ("Seller") and Pacific Retail, L.P., a Delaware limited partnership ("Buyer").

         WHEREAS, Seller and Buyer entered into that certain Agreement for Purchase and Sale dated as of August 29, 2001 (the " Initial Agreement").

         WHEREAS, Seller and Buyer entered into that certain letter agreement dated September 17, 2001 (the "First Amendment") which amended Section 2.7(b) of the Initial Agreement (the Initial Agreement as amended by the First Amendment shall be collectively referred to as the "Agreement")

         WHEREAS, Seller and Buyer desire to amend the Agreement as provided herein.

         NOW, THEREFORE, for good and valuable consideration, the adequacy and receipt of which is hereby acknowledge, the parties hereby agree as follows:

         1. The definition of "Closing Date" set forth in Article 1 of the Agreement is hereby amended to change the date "October 31, 2001" referenced therein to "November 30, 2001".

         2. Section 2.2(a) of the Agreement is hereby amended by deleting the existing Section 2.2(a) in its entirety and replacing it with the following:

         (a) On or about the Effective Date, Buyer delivered to Seller by bank wire transfer the amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) (the "Initial Option Payment"), as an earnest money deposit on account of the Purchase Price. Simultaneously with, and as a condition precedent to, the effectiveness of the Amendment, Buyer shall deliver to Seller by bank wire transfer the additional amount of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) (the "Second Option Payment"; the Initial Option Payment and the Second Option Payment shall be referred to collectively as the "Option Payment"). On or before November 15, 2001, Buyer shall deliver to Seller by bank wire transfer an additional amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) (the "Additional Deposit"), as an additional earnest money deposit on account of the Purchase Price. As used in this Agreement, the term "Deposit" means the Option Payment, the Additional Deposit and all amounts which, at the time in question, shall have been deposited by Buyer. If any provision of this Agreement provides that any portion of the Option Payment


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                  is returned to Buyer or deemed released to Seller, then for all purposes the term "Deposit" thereafter shall not be deemed to include such amount.

         3. Section 2.6 of the Agreement is hereby amended to change the date "October 15, 2001" in each place referenced therein to "November 15, 2001" and to change the date "October 14, 2001" in each place referenced therein to "November 14, 2001".

         4. Section 3.1(a)(viii) of the Agreement is hereby amended to change the date "October 12, 2001" referenced therein to "November 12, 2001".

         5. Section 4.4(b) of the Agreement is hereby amended to change the amount "$2,500,000.00" referenced therein to "$2,750,000.00".

         6. Section 5.2 of the Agreement is hereby amended to change the amount "$2,500,000.00" in each place referenced therein to "$2,750,000.00".

         7. The first paragraph of Section 6.1 of the Agreement is hereby amended to change the date "November 30, 2001" in each place referenced therein to "December 17, 2001" and to change the date "October 21, 2001" referenced therein to "November 21, 2001".

         8. Exhibit O and Exhibit R attached to the Agreement are amended so as to read as set forth on Revised Exhibit O and Revised Exhibit R attached hereto and incorporated herein by reference.

         9. Except as expressly amended by the Amendment, the terms and provisions of the Agreement shall remain unchanged and in full force and effect.

         10. This Amendment may be executed in one or more counterparts. All counterparts so executed shall constitute one contract, binding on all parties, even though all parties are not signatory to the same counterpart. Execution and transmission by telecopier is permitted and will create an effective Amendment.

         IN WITNESS WHEREOF, the parties execute this Amendment effective as of the date first written above.


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                               SELLER:

                               BURNHAM PACIFIC PROPERTIES, INC.,
                               a Maryland corporation
                               Its General Partner



                               By: /s/ Scott C. Verges
                                  ----------------------------------------------
                               Name: Scott C. Verges
                               Its:  President and CEO


                               BUYER:

                               PACIFIC RETAIL, L.P.,
                               a Delaware limited partnership

                               By:      POB Pacific Retail Partner, Inc.,
                                        a Delaware corporation
                                        a General Partner


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                               By:      AP-GP POB IV, LLC,
                                        a Delaware limited liability company
                                        a General Partner


                                        By:      Kronus Property IV, Inc.,
                                                 a Delaware corporation


                                                  By:
                                                     ---------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------


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                                REVISED EXHIBIT O















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                                REVISED EXHIBIT R















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